Delek Logistics Partners, LP Investor Presentation January 2017

2 Disclaimers These slides and any accompanying oral and written presentations contain forward-looking statements by Delek Logistics Partners, LP (defined as “we”, “our”, or ”Delek Logistics”) that are based upon our current expectations and involve a number of risks and uncertainties. Statements concerning current estimates, expectations and projections about our future results, performance, prospects and opportunities and other statements, concerns, or matters that are not historical facts are "forward-looking statements," as that term is defined under United States securities laws. Investors are cautioned that the following important factors, among others, may affect these forward-looking statements: our substantial dependence on Delek US Holdings, Inc. (“Delek”) (NYSE: DK) or its assignees and their respective ability to pay us under our commercial agreements; risks and costs relating to the age and operational hazards of our assets including, without limitation, costs, penalties, regulatory or legal actions and other affects related to releases, spills and other hazards inherent in transporting and storing crude oil and intermediate and finished petroleum products; the timing and extent of changes in commodity prices and demand for crude oil and refined products; the suspension, reduction or termination of Delek's or its assignees' or any third-party's obligations under our commercial agreements; as it relates to potential future growth opportunities and other potential benefits for Delek Logistics, the risks and uncertainties related to the expected timing and likelihood of completion of the proposed merger between Delek and Alon USA Energy, Inc. (“Alon”)(NYSE:ALJ), including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed merger that could reduce anticipated benefits or cause the parties to abandon the transaction, the ability to successfully integrate the businesses of Delek and Alon, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, the possibility that stockholders of Delek may not approve the issuance of new shares of common stock as consideration for the merger or that stockholders of Alon may not approve the merger agreement, the risk that the parties may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the proposed transaction, the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected, the risk that the combined company may be unable to achieve cost- cutting synergies or it may take longer than expected to achieve those synergies and other factors discussed in our other filings with the United States Securities and Exchange Commission. Forward-looking statements should not be read as a guarantee of future performance or results and will not be accurate indications of the times at, or by which such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management's good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. We undertake no obligation to update or revise any such forward-looking statements. Non-GAAP Disclosures: Delek Logistics believes that the presentation of EBITDA, distributable cash flow and distribution coverage ratio provide useful information to investors in assessing its financial condition, its results of operations and cash flow its business is generating. EBITDA, distributable cash flow and distribution coverage ratio should not be considered in isolation or as alternatives to net income, operating income, cash from operations or any other measure of financial performance or liquidity presented in accordance with U.S. GAAP. EBITDA, distributable cash flow and distribution coverage ratio have important limitations as analytical tools because they exclude some, but not all items that affect net income and net cash provided by operating activities. Additionally, because EBITDA and distributable cash flow may be defined differently by other partnerships in its industry, Delek Logistics' definitions of EBITDA and distributable cash flow may not be comparable to similarly titled measures of other partnerships. Please see the appendix for a reconciliation of EBITDA, and distributable cash flow to their most directly comparable financial measures calculated and presented in accordance with U.S. GAAP.

Investment Highlights (1) Based on price per common limited unit as of trading on January 26, 2017. (2) Annualized distribution based on quarterly distribution for quarter ended September 30, 2016, paid on November 14, 2016. (3) For reconciliation please refer to pages 25 and 26. (4) Annualized EBITDA estimates based on expected performance at the time of purchase. Actual results will and have changed based on among other things, market conditions, operating rates and expenses. (5) Currently 4.90% of the ownership interest in the general partner is owned by three members of senior management of Delek US (who are also directors of the general partner). The remaining ownership interest is held by a subsidiary of Delek US. 3 •Current Price: $34.45/unit (1) •Market Capitalization: $854 million (1) •Current Distribution: $0.68/LP unit qtr.; $2.72/LP unit annualized(2) •Current Yield: 7.90% (1)(2) •2017 Distribution growth rate target = minimum of 10% Overview (NYSE: DKL) • 3Q16 Net income of $13.2 million and Distributable Cash Flow (DCF) coverage ratio of 0.99x • $318.5 million credit availability at Sept. 30, 2016; leverage 3.70x • 3Q16 DCF $19.1 million and EBITDA $22.0 million (3) Conservative Financial Position •Primarily traditional MLP assets/structure • Inflation-indexed fees for most contracts •Primarily long initial term fee-based contracts with minimum volume commitments Stable Cash Flow Focused • Eight acquisitions since July 2013; generally in 8x-10x valuation range based on initial annualized EBITDA(4) •Two joint venture pipeline development projects - Rio in the Permian Basin completed Sept. 2016; Caddo completed Jan. 2017 Growth Oriented •Currently owns approximately 62%, incl. 2% GP interest (5) •Majority of DKL assets support DK refining system •$30 million DKL limited partner unit repurchase authorization in place •Definitive agreement to acquire remaining shares in Alon USA Sponsor - Delek US (NYSE: DK)

Delek US – A Growth Oriented, Financially Strong Sponsor • 155,000 bpd of refining capacity in Texas and Arkansas • Access to crude / product terminals, pipeline and storage assets Operational Strength (1) As of September 30, 2016 financial statements in the Delek US 10Q filed on November 3, 2016. (2) As of January 26, 2017 trading for Delek US stock. (3) Consists of ownership in Delek Logistics Partners. (4) Please see Delek US’ presentation from January 3, 2017 “Delek US Holdings to Acquire the Remaining Shares of Alon USA” that is posted on its website. Delek US expects this transaction to close in the first half of 2017. Please see entire presentation and webcast for additional information related to this transaction. Strategically Located Refineries Provide Crude Oil Supply Flexibility and Broad Product Distribution(1) • $1.5 billion equity market value and $2.0 billion enterprise value(1)(2) • $512.4 million net debt at Sept. 30, 2016; $315.3 million in cash (1) Financial Strength REFINING SEGMENT  155,000 BPD in total El Dorado, AR  80,000 BPD  10.2 complexity Tyler, TX  75,000 BPD  8.7 complexity  9 Terminals  Approx. 1,250 miles of pipelines  8.5 million bbls storage capacity LOGISTICS SEGMENT (3) 4 • Jan. 3, 2017 announced a definitive agreement to acquire the remaining 53% of the outstanding common stock of Alon USA (NYSE:ALJ) that Delek US does not already own • Creates the premiere Permian based refining system with approximately 300,000 bpd of refining capacity and an estimated $78 million of logistics EBITDA for future potential dropdowns to DKL Growth Oriented (4)

Delek Acquisition of Alon to Create Premier Permian Based Refining System DKL positioned to provide logistics support for 300,000 bpd of Crude Throughput Capacity (~69% Permian Basin Based) 5 • Creates the premier Permian based refining company • 7th largest independent refiner with 302,000 barrels per day crude throughput capacity • Access to approximately 207,000 barrels per day of Permian sourced crude • Largest exposure to Permian crude of the independent refiners as percentage of crude slate • Permian Basin production expected to continue to grow • Improved drilling efficiencies have benefited production economics • DKL positioned to benefit by providing future logistics support to a larger refining system Permian Basin Crude Oil Production (2) Combined Access to Permian Basin Crude Permian Crude Access as % of Crude Slate (3) 1) Barclays research. Company reports. TSO includes WNR. 2) TPH Research report, “Permian Basin Crude Oil Supply/Demand”, Drillinginfo, EIA, - December 2016. 3) TPH Research; Crude slate - TSO includes WNR acquisition; WNR includes 100% of NTI; PBF includes both Chalmette & Torrance Note: Information on this slide is derived from Delek US’ presentation from January 3, 2017 “Delek US Holdings to Acquire the Remaining Shares of Alon USA” that is posted on its website. Delek US expects this transaction to close in the first half of 2017. Please see entire presentation and webcast for additional information related to this transaction. 90 117 207 61% 75% 69% 0% 20% 40% 60% 80% 0 50 100 150 200 250 ALJ DK Combined % o f Cr u d e Sl at e In 0 0 0 b p d Refining Peers by Crude Capacity (Mbbls) (1) 185 302 443 879 1,149 1,794 2,107 2,485 CVR Energy Delek + Alon Holly Frontier PBF Energy Tesoro Marathon Petroleum Phillips 66 Valero 0 1,000 2,000 3,000 4,000 2009 2011 2013 2015E 2017E 2019E In 0 0 0 b p d 0% 20% 40% 60% 80% % o f cr u d e sl at e

Delek Acquisition of Alon to Create Strong Platform for Logistics Growth Increases Dropdown Inventory; Growing Logistics Assets Support Larger Crude Sourcing and Product Marketing System 6 • Delek Logistics Partners provides platform to unlock logistics value • Increased access to Permian and Delaware basin through presence of Big Spring refinery • Improves ability to develop crude oil gathering and terminalling assets 1) 2017E based on current sell-side consensus per Factset as of 12/30/16. Information for illustrative purposes only to show potential based on estimated dropdown assets listed. Actual amounts will vary based on market conditions, which assets are dropped, timing of dropdowns, actual performance of the assets and Delek Logistics in the future. 2) Based on 7x multiple. Assumed for illustrative purposes. Will vary based on market conditions and valuations at the time of the dropdown of each asset. 3) Please see slide 27 for a reconciliation of EBITDA. Note: This slide is derived from Delek US’ presentation from January 3, 2017 “Delek US Holdings to Acquire the Remaining Shares of Alon USA” that is posted on its website. Delek US expects this transaction to close in the first half of 2017. Please see entire presentation and webcast for additional information related to this transaction. Strong EBITDA Growth Profile Supporting Distribution Growth (1) $112 $12 $34 $32 $190 $- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 $180.0 $200.0 2017 DKL EBITDA (1) Asphalt Drop down Inventory Big Spring Drop Down Inventory Krotz Springs Drop Down Inventory Total EBITDA Potential • Drop downs, excluding Krotz Springs, create significant cash flow to Delek US • $42-$50m EBITDA equates to ~$300-350m cash proceeds to DK (2) • Provides visibility for continued DKL LP double digit distribution growth • Significant GP benefits Dropdown Item Estimated EBITDA ($ million / year) Asphalt Terminals $11-13 Big Spring Asphalt Terminal $9-11 Big Spring assets $8-10 Big Spring Wholesale Marketing $14-16 Total Excluding Krotz Springs $42-50 Krotz Springs assets $30-34 Total $72-84 (3) ($ in millions)

Delek Logistics Partners, LP Overview

Stable Asset Base Positioned for Growth 8  ~765 miles (1) of crude and product transportation pipelines, including the 195 mile crude oil pipeline from Longview to Nederland, TX  ~ 600 mile crude oil gathering system in AR  Storage facilities with 6.2 million barrels of active shell capacity  Rail Offloading Facility Pipelines/Transportation Segment  Wholesale and marketing business in Texas  9 light product terminals: TX, TN, AR  Approx. 2.3 million barrels of active shell capacity Wholesale/ Terminalling Segment Growing logistics assets support crude sourcing and product marketing for customers 1) Includes approximately 240 miles of leased pipeline capacity.

Improving Performance and Financial Flexibility to Support Growth 9 1) Amounts provided in the Nov. 1, 2012 IPO prospectus showing pro forma results forecasted performance for 12 months ending Sept. 30, 2013. Reconciliation on pg. 25 2) Reconciliation provided on page 26. Results in 2013 and 2014 are as reported excluding predecessor costs related to the drop down of the tank farms and product terminals at both Tyler and El Dorado during the respective periods. Also, excluded are predecessor costs related to the crude oil storage tank and rail offloading racks acquired in March 2015. Tyler assets were acquired in July 2013 and El Dorado assets acquired Feb. 2014. 3) Reconciliation on pg. 25. 4) Reconciliation on pg. 26. Solid Net Income and EBITDA performance since IPO in Nov. 2012 $36.0 $47.8 $72.0 $66.8 $62.8 $48.9 $63.8 $95.4 $96.5 $96.5 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 Forecast 12 Months Ended 9/30/13(1) 2013 (2) 2014 (2) 2015(3) LTM 9/30/16 $ in m ill io n s Net Income EBITDA $52.9 $80.3 $81.1 $60.4 $63.2 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 $90.0 2013 2014 2015 YTD 3Q15 YTD 3Q16 $ in m ill io n s Distributable Cash Flow Increased DCF supported distribution growth (4) $164.8 $251.8 $351.6 $375.0 $223.2 $440.8 $347.0 $318.5 -$50 $50 $150 $250 $350 $450 $550 $650 $750 Dec. 31, 2013 Dec. 31, 2014 Dec. 31, 2015 Sept. 30 2016 $ in m ill io n s Borrowings Excess Capacity Financial Flexibility to support continued growth

Increased Distribution with Conservative Coverage and Leverage 10 Distribution per unit has been increased sixteenth consecutive times since the IPO $0.375 $0.385 $0.395 $0.405 $0.415 $0.425 $0.475 $0.490 $0.510 $0.530 $0.550 $0.570 $0.590 $0.610 $0.630 $0.655 $0.680 MQD (1) 1Q 13 2Q 13 3Q 13 4Q 13 1Q 14 2Q 14 3Q 14 4Q 14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 Increased 81% through 4Q 2016 distribution 1.39x 1.32x 1.35x 1.30x 1.61x 2.02x 1.42x 1.67x 1.23x 1.47x 1.50x 1.17x 1.19x 1.31x 0.99x 1Q 13 2Q 13 3Q 13 4Q 13 1Q 14 2Q 14 3Q 14 4Q 14 1Q 15 2Q 15 3Q 15 4Q15 1Q16 2Q16 3Q16 Distributable Cash Flow Coverage Ratio (2)(3) 1.70x 1.58x 2.28x 2.40x 3.21x 2.69x 2.55x 2.56x 3.00x 3.14x 3.11x 3.49x 3.48x 3.47x 3.70x 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 Revolver Leverage Ratio (4) (1) MQD = minimum quarterly distribution set pursuant to the Partnership Agreement. (2) Distribution coverage based on distributable cash flow divided by distribution amount in each period. Please see page 26 for reconciliation. (3) 3Q16 based on total distributions paid on November 14, 2016. (4) Leverage ratio based on LTM EBITDA as defined by credit facility covenants for respective periods. Avg. 1.35x in 2013 Avg. 1.68x in 2014 Avg. 1.37x in 2015 Avg. 1.16x in 2016

Going Forward

Several Visible Pathways for Potential Growth 12 2017 Target Acquisitive Growth  10% minimum distribution per unit growth targeted for 2017  Driven by organic growth at DKL  Contracts expiring in 2017 have been extended by Delek US for additional five year option  Proven ability to make 3rd party asset acquisitions (4 since 2013)  Ability to utilize relationship with Delek US to make acquisitions (asset/corporate) Focus on existing asset base provides distribution growth (1) Please see Delek US’ presentation from January 3, 2017 “Delek US Holdings to Acquire the Remaining Shares of Alon USA” that is posted on its website. Delek US expects this transaction to close in the first half of 2017. Please see entire presentation and webcast for additional information related to this transaction. (2) Please see slide 5 for additional information related to Delek US’ position in the Permian based on the agreement to acquire Alon USA. (3) Based on Delek US’ announced changes for its refineries; actual results may vary based on each refinery’s respective operating rate. Organic Growth  Joint venture pipeline projects expected to contribute DCF growth in 2017  Focus on incremental improvements in existing asset base Financial Flexibility provides ability to be opportunistic Opportunities  Potential growth in RIO and Caddo joint venture projects  Options to improve Greenville location Benefit from Growth  Improvement in throughput capability and/or flexibility at Delek US’ refineries(3) in 2014 and 2015 was supported by DKL logistics assets. Ability to Leverage Relationship with Delek US Potential Benefits from DK Acquisition of ALJ (1)  Delek US announced definitive agreement to acquire the remaining 53% of the outstanding common stock of Alon USA (NYSE:ALJ) that it does not already own; expected to close 1st half 2017  Creates the premier Permian based refining system with ~200,000 bpd of Permian crude access (2)  DKL well positioned to support future logistics projects in the Permian Basin for this system  Potential for $72 to $84 million of logistics EBITDA to be dropped down to DKL in the future

Joint Venture Pipeline Projects 13 Caddo Pipeline ■ DKL (50%)/Plains (50%) ■ Est. total cost: $123 million (1) ■ Capacity: 80,000 bpd ■ Length: 80 miles ■ Completed: Jan. 2017 Rio Pipeline (Delaware Basin) ■ Rangeland (67%)/ DKL (33%) ■ Cost: $119 million ■ Capacity: 55,000 bpd ■ Length: 107 miles ■ Completed: Sept. 2016 (1) Estimated investment pending final construction amounts at Caddo. (2) Actual performance will vary based on market conditions and operations which may change the actual multiple in future periods. ■ DKL target EBITDA multiple is 8x to 10x investment at the joint venture level (2) ■ DK an anchor shipper on both projects Create platforms for future growth; Ability to leverage Permian position

Peer Comparisons (1) 14 Current Yield as of 1/26/17 Leverage Ratio (1) 2.6x 2.7x 3.7x 3.7x 4.1x 4.5x 4.5x 4.7x 5.1x 6.1x 6.5x - 1.0 2.0 3.0 4.0 5.0 6.0 7.0 WNRL VLP DKL MMP HEP PSXP MPLX EPD TLLP SXL PAA 8.8% 7.9% 7.8% 7.1% 6.8% 6.3% 6.2% 5.5% 5.4% 4.3% 4.1% 3.3% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% PBFX DKL SXL WNRL PAA HEP TLLP EPD MPLX MMP PSXP VLP (1) DKL based on 3Q 2016 reported results. Peer information based on Capital IQ 11/7/16.

15 Questions and Answers Majority of assets support Delek US‘ strategically located inland refining system Inflation-indexed fees for most contracts Majority of all margin generated by long term, fee-based contracts with volume minimums Agreements with Delek US related to capex/opex reimbursement and limit Delek US force majeure abilities Limited commodity price exposure Primarily Traditional, stable MLP assets

Appendix

Delek US' Refineries are Strategically Positioned and Flexible 17  Inland refinery located in East Texas  75,000 bpd, 8.7 complexity  Primarily processes inland light sweet crudes (100% in 2014)  94% yield of gasoline, diesel and jet fuel in 2015 El Dorado Refinery (1) Tyler Refinery (1)  Inland refinery located in southern Arkansas  80,000 bpd, 10.2 complexity (configured to run light or medium sour crude)  Supply flexibility that can source West Texas, locally produced, and/or Gulf Coast crude  89% yield of gasoline and diesel in 2015  Associated gathering system positioned for Brown Dense development (1) As reported by Delek US.

Asset Overview: Lion Pipeline System and SALA Gathering 18 SALA Gathering System • Provides access to local Arkansas, east Texas and north Louisiana crudes to Delek US’ El Dorado refinery. • 600 mile crude oil gathering system, primarily within a 60-mile radius of the El Dorado refinery. • Crude price environment plays role in production from local producers. 15,813 15,900 17,676 20,747 22,152 22,656 20,673 21,031 18,172 - 5,000 10,000 15,000 20,000 25,000 30,000 2009 2010 2011 2012 2013 2014 2015 YTD 3Q15 YTD 3Q16 B ar re ls p er d ay SALA Gathering Crude Volume (bpd) (1) 46,027 46,515 47,906 54,960 55,168 55,951 45,220 49,694 53,461 57,366 56,294 51,794 - 10,000 20,000 30,000 40,000 50,000 60,000 70,000 2012 2013 2014 2015 YTD 3Q15 YTD 3Q16 B ar re ls p er d ay Lion Pipeline System Crude Volume (bpd) Refined product (bpd) Lion Pipeline System • Provides non-gathered crude oil to Delek US’ El Dorado refinery and connects to Enterprise TE Products Pipeline to move finished products. • Crude and light product throughput benefitted from improvements at Delek US’ El Dorado refinery completed in 1Q14 turnaround that increased light crude capability by 10,000 bpd. (1) Delek US acquired majority ownership of Lion Oil in April 2011. Volumes in 2011 are based on 247 days of operations following the acquisition. Amounts in 2009 and 2010 are based on previous ownership data.

Asset Overview: Terminalling and West Texas Wholesale Business 19 West Texas Wholesale and Marketing • Operates in an area around the Permian Basin • Purchases refined products from third parties for resale at owned and third party terminals in west Texas. • Includes ethanol blending activity. 19 13 75 97 107 102 122 2011 2012 2013 2014 2015 YTD 3Q15 YTD 3Q16 Volume, 000 bpd Terminalling Assets • Refined products terminalling services for Delek and/or third parties. • Comprised of terminals located in: • Memphis and Nashville, TN; • Tyler, Big Sandy (1) and Mt. Pleasant, TX; • El Dorado and North Little Rock, AR • Delek US’ Tyler refinery turnaround and expansion lowered volumes in 1Q15 • DKL positioned to support 15 kbpd expansion (1) Was not operating during 2011, 2012 and majority of 2013, however, contract with Delek has a minimum throughput requirement of 5,000 bpd along with a minimum storage requirement. Note: For reporting purposes, San Angelo and Abilene terminals are included in the west Texas wholesale business. The remaining are in terminalling. - 2 4 6 8 10 2011 2012 2013 2014 2015 3Q16 Terminal Count Drop Down Terminals Other Terminals West Texas Wholesale $7.2 $7.6 $8.5 $15.5 $14.0 $28.5 $8.1 $6.8 $4.4 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 2009 2010 2011 2012 2013 (2) 2014 (2) 2015 (2) YTD 3Q15 (2) YTD 3Q16 (2) Gross margin, $ in millions 13,377 bpd 14,353 bpd 15,493 bpd 16,523 bpd 18,156 bpd 16,707 bpd 16,357 bpd 17,661 bpd 13,039 bpd (1) Includes effect of Delek US’ Tyler refinery turnaround during 1Q 2015. (2)RINs gross margin benefit included in the 2013 west Texas gross margin per barrel was approximately $6.4 million, or $0.99/ bbl, 2014 gross margin included $4.6 million or $0.75/ bbl, and 2015 gross margin included $5.3 million or $0.89/ bbl. YTD 3Q15 had $4.3 million or $0.89/ bbl; YTD 3Q16 had $4.7m or $1.31/bbl.

Asset Overview: Paline Pipeline 20  Approximately 195 mile crude oil pipeline - Mainline pipeline flows from north to south  10,000 bpd of mainline capacity reserved for a third party to use exclusively from July 1, 2016 to December 31, 2016  FERC tariff in place and actively marketing available capacity to potential shippers  Base at $1.50/bbl with temporary incentive tariff of $1.00/bbl at 1,000 bpd to 9,999 bpd; $0.75/bbl at10,000 bpd or greater  Flexibility to explore options for available capacity on this pipeline  Evaluations of potential increases in utilization and capacity of Paline system may offer future growth  Explore ability to reverse to flow from the Gulf Coast to allow potential shippers to take advantage of crude oil price differentials Note: The previous contract that expired on June 30, 2016 had 35,000 bpd of mainline capacity reserved for third parties to use exclusively during a term that began on January 1, 2015. DKL elected to extend the contract in its current format from July 1, 2016 to December 31, 2016.

Summary of Certain Contracts (8) 21 Initial / Maximum Term (1) Service 9 Months Ended Sept. 30, 2016 Throughput (bpd)(2) Minimum Commitment (bpd) Current Tariff / Fee Tariff / Fee Index (10) Refinery Shutdown Force Majeure N/A N/A FERC N/A N/A N/A N/A Five / Fifteen Years Crude Oil Transportation 55,951 46,000 (3) $0.9464/Bbl (4) FERC Five / Fifteen Years Refined Products Transportation 51,794 40,000 $0.11130/Bbl FERC Five / Fifteen Years Crude Oil Gathering 18,172 14,000 $2.50520/Bbl (4) FERC Five / Fifteen Years Crude Oil Transportation 13,108 35,000 $0.44540/Bbl (5) FERC Five / Fifteen Years Crude Oil Storage N/A N/A $278,370 per month FERC Ten (7) Marketing - Tyler Refinery 68,137 50,000 $0.7636/bbl<50 kbpd; $0.7245/bbl>50 kbpd (7) CPI-U Five / Fifteen Years Dedicated Terminalling Services 8,202 10,000 $0.55670/Bbl FERC Eight / Sixteen Years Dedicated Terminalling Services 10,662 8,100 $0.2310/Bbl PPI-fg Eight / Sixteen Years Storage N/A N/A $63,000 per month PPI-fg Five / Fifteen Years Dedicated Terminalling Services 6,710 5,000 $0.5554/Bbl FERC Four / Fourteen Years Refined Products Transportation 6,710 5,000 $0.5554/Bbl FERC Five / Fifteen Years Storage N/A N/A $55,625 per month FERC Eight / Sixteen Years Dedicated Terminalling Services 70,606 50,000 $0.3500/Bbl PPI-fg Eight / Sixteen Years Storage N/A N/A $829,823 per month PPI-fg Eight / Sixteen Years Crude Oil Storage N/A N/A $180,000 per month PPI-fg Not applicable to this asset Eight / Sixteen Years Dedicated Terminalling Services 17,523 11,000 $0.5000/Bbl PPI-fg Eight / Sixteen Years Storage N/A N/A $1.3 million per month PPI-fg Nine / Fifteen Years Crude Oil Offloading (9) N/A N/A $1.00/bbl light; $2.25/bbl heavy PPI-fg Tyler Big Sandy Terminal & Pipeline Lion Pipeline System (and SALA Gathering System) El Dorado Paline Pipeline East Texas Marketing Memphis Terminal Termination Provision East Texas Crude Logistics North Little Rock Terminal Crude Oil Transportation Base tariff of $1.50/bbl with volume incentive rates available (6) After 1st two years, 12 months notice required After 3rd year, 12 months notice; unless min. payments made then cannot be terminated by Delek Logistics

Summary of Certain Contracts - footnotes 22 (1) Maximum term assumes an extension of the commercial agreement pursuant to the terms thereof. Please note some terms began as early as Nov. 7, 2012. (2) Represents average daily throughput for the period indicated. (3) Excludes volumes gathered on the SALA Gathering System. (4) Volumes gathered on the SALA Gathering System will not be subject to an additional tariff fee for transportation on the Lion Pipeline System to the El Dorado refinery. (5) For any volumes in excess of 50,000 bpd, the throughput fee will be $0.6819/bbl. (6) Current base FERC tariff of $1.50 per barrel. A temporary incentive tariff of $1.00/bbl if a shipper volume is 1,000 bpd to 9,999 bpd and $0.75/bbl if a shipper volume is above 10,000 bpd are in currently in place. Previous capacity lease agreement for 35,000 bpd equates to approximately $1,700,000 per month from Jan. 1, 2015 to Jun. 30, 2016 that entitled third parties to their respective capacities on this pipeline. From July 1, 2016 to December 31, 2016 the capacity lease agreement was for 10,000 bpd and equates to approximately $410,000 per month. (7) Following the primary term, the marketing agreement automatically renews for successive 1-yr terms unless either party provides notice of non-renewal 10 months prior to the expiration of the then-current term. The tariff per barrel is based on volume in each period. (8) For more detailed information regarding certain contracts, refer to documents filed with the SEC, including the Annual Reports filed on Form 10-K, Quarterly Report filed on Form 10-Q, Current Reports on Form 8-K and 8-K/A filed on Nov. 7, 2012, Jul. 31, 2013, Aug. 1, 2013, Feb. 14, 2014 and Apr. 6, 2015. (9) Crude oil offloading throughput agreement includes an obligated minimum quarterly throughput fee of $1.5 million for throughput of a combination of light and heavy crude. (10) The tariff/fee index can increase or decrease based on the index change pursuant to each contract.

Amended and Restated Omnibus Agreement 23 Key Provisions  Delek US will indemnify Delek Logistics for certain liabilities, including environmental and other liabilities, relating to contributed assets.  Delek US has a ROFR if Delek Logistics sells any assets that serves Delek US' refineries or the Paline Pipeline.  GP will not receive a management fee from the Partnership; Delek Logistics will pay Delek US an annual fee for G&A services and will reimburse the GP and/or Delek US for certain expenses.  Limitations on exposure to assets contributed by Delek US relative to maintenance capital expenditures and certain expenses associated with repair/clean-up related events.  For additional detailed information regarding this agreement, please refer to documents filed with the SEC, including the Current Report on Form 8-K filed Apr. 6, 2015 and the quarterly report 10Q filed August 6, 2015, as amended on November 6, 2015.

Summary Organization Structure 24 38.3% interest Limited partner-common 95.10% ownership interest (1) 2.0% interest General partner interest Incentive distribution rights Delek Logistics Partners, LP NYSE: DKL (the Partnership) 100% ownership interest Public Unitholders Operating Subsidiaries 59.7% interest Limited partner-common Delek Logistics GP, LLC (the General Partner) Delek US Holdings, Inc. NYSE: DK (1) Currently a 4.90% interest in the Delek US ownership interest in the general partner is held by three members of senior management of Delek US. The remaining ownership interest will be indirectly held by Delek.

Income Statement and Non-GAAP EBITDA Reconciliation 25 (1) Includes approximately $2.0 million of estimated annual incremental general and administrative expenses expected to incur as a result of being a separate publicly traded partnership. (2) Interest expense and cash interest both include commitment fees and interest expense that would have been paid by the predecessor had the revolving credit facility been in place during the 12 months ended 9/30/13 period presented and Delek Logistics had borrowed $90.0 million under the facility at the beginning of the period. Interest expense also includes the amortization of debt issuance costs incurred in connection with our revolving credit facility. (3) Forecast provided in the IPO prospectus on Nov. 1, 2012. (4) Results in 2013 and 2014 are as reported excluding predecessor costs related to the drop down of the tank farms and product terminals at both Tyler and El Dorado during the respective periods. (5) Results for 1Q15 are as reported excluding predecessor costs related to the 1Q15 drop downs. Note: May not foot due to rounding. Forecast 12 Months 9/30/13 (1)(2)(3) 1Q13 (4) 2Q13(4) 3Q13(4) 4Q13(4) 2013(4) 1Q14(4) 2Q14 3Q14 4Q14 2014 (4) 1Q15(5) 2Q15 3Q15 4Q15 2015 1Q16 2Q16 3Q16 Total Net Sales $797.1 $210.9 $230.1 $243.3 $223.1 $907.4 $203.5 $236.3 $228.0 $173.3 $841.2 $143.5 $172.1 $165.1 $108.9 $589.7 $104.1 $111.9 $107.5 Cost of Goods Sold (721.8) (187.9) (208.0) (218.2) (197.3) (811.4) (172.2) (196.6) (194.1) (134.3) (697.2) (108.4) (132.5) (124.4) (71.0) (436.3) (66.8) (73.1) ($73.5) Operating Expenses (18.7) (5.9) (6.1) (6.6) (7.2) (25.8) (8.5) (9.5) (10.2) (9.7) (38.0) (10.6) (10.8) (11.6) (11.7) (44.8) (10.5) (8.7) ($9.3) Contribution Margin $56.6 $17.2 $16.1 $18.4 $18.6 $70.3 $22.8 $30.2 $23.7 $29.3 $106.0 $24.5 $28.8 $29.1 $26.2 $108.6 $26.8 $30.0 $24.7 Depreciation and Amortization (9.3) (2.4) (2.4) (2.6) (3.4) (10.7) (3.4) (3.5) (3.7) (3.9) (14.6) (4.0) (4.7) (4.5) (5.9) (19.2) (5.0) (4.8) ($5.4) General and Administration Expense (7.7) (1.7) (1.1) (1.8) (1.7) (6.3) (2.6) (2.2) (2.5) (3.3) (10.6) (3.4) (3.0) (2.7) (2.3) (11.4) (2.9) (2.7) ($2.3) Gain (Loss) on Asset Disposal - - - - (0.2) (0.2) - (0.1) - - (0.1) - - - (0.1) (0.1) 0.0 - ($0.0) Operating Income $39.6 $13.1 $12.6 $14.0 $13.3 $53.2 $16.8 $24.4 $17.5 $22.1 $80.8 $17.1 $21.1 $21.8 $17.9 $77.9 $19.0 $22.5 $17.0 Interest Expense, net (3.6) (0.8) (0.8) (1.2) (1.8) (4.6) (2.0) (2.3) (2.2) (2.1) (8.7) (2.2) (2.6) (2.8) (3.0) (10.7) (3.2) (3.3) ($3.4) Loss on Equity Method Invesments (0.1) (0.3) (0.1) (0.6) (0.2) (0.2) ($0.3) Income Taxes - (0.1) (0.1) (0.3) (0.2) (0.8) (0.1) (0.3) (0.2) 0.5 (0.1) (0.3) (0.1) (0.1) 0.6 0.2 (0.1) (0.1) ($0.1) Net Income $36.0 $12.2 $11.8 $12.5 $11.3 $47.8 $14.7 $21.8 $15.1 $20.5 $72.0 $14.6 $18.3 $18.6 $15.3 $66.8 $15.4 $18.9 $13.2 EBITDA: Net Income $36.0 $12.2 $11.8 $12.5 $11.3 $47.8 $14.7 $21.8 $15.1 $20.5 $72.0 $14.6 $18.3 $18.6 $15.3 $66.8 $15.4 $18.9 $13.2 Income Taxes - 0.1 0.1 0.3 0.2 0.8 0.1 0.3 0.2 (0.5) 0.1 0.3 0.1 0.1 (0.6) (0.2) 0.1 0.1 $0.1 Depreciation and Amortization 9.3 2.4 2.4 2.6 3.4 10.7 3.4 3.5 3.7 3.9 14.6 4.0 4.7 4.5 5.9 19.2 5.0 4.8 $5.4 Interest Expense, net 3.6 0.8 0.8 1.2 1.8 4.6 2.0 2.3 2.2 2.1 8.7 2.2 2.6 2.8 3.0 10.7 3.2 3.3 $3.4 EBITDA $48.9 $15.5 $15.0 $16.6 $16.7 $63.8 $20.2 $27.9 $21.2 $26.1 $95.4 $21.1 $25.7 $26.1 $23.6 $96.5 $23.7 $27.1 $22.0 Delek Logistics Partners LP Income Statement and EBITDA Reconciliation

Reconciliation of Cash Available for Distribution 26 (1) Distribution for forecast period based on $1.50 per unit; Distribution for year ended December 31, 2013, 2014, 2015 and year to date 2016 based on actual amounts distributed during the periods; does not include a LTIP accrual. Coverage is defined as cash available for distribution divided by total distribution. (2) Results in 2013, 2014 and 2015 are as reported excluding predecessor costs related to the drop down of the tank farms and product terminals at both Tyler and El Dorado during the respective periods. Note: May not foot due to rounding and annual adjustments that occurred in year end reporting. (dollars in millions, except coverage) 1Q13 (2) 2Q13(2) 3Q13(2) 4Q13(2) 2013 (2) 1Q14 (2) 2Q14 3Q14 4Q14 2014 (2) 1Q15(2) 2Q15 3Q15 4Q15 2015 (2) 1Q16 2Q16 3Q16 Reconciliation of Distributable Cash Flow to net cash from operating activities Net cash provided by operating activities $2.0 $18.7 $19.9 $8.9 $49.4 $14.4 $31.2 $20.1 $20.8 $86.6 $15.9 $30.8 $20.2 $1.3 $68.2 $26.4 $31.2 $29.2 Accretion of asset retirement obligations ($0.0) ($0.1) ($0.0) ($0.1) ($0.2) ($0.1) ($0.1) ($0.1) $0.0 ($0.2) ($0.1) ($0.1) ($0.1) ($0.1) ($0.3) ($0.1) ($0.1) ($0.1) Deferred income taxes $0.0 $0.0 ($0.1) ($0.3) ($0.3) $0.0 ($0.1) ($0.0) $0.2 $0.1 ($0.2) $0.2 $0.0 $0.0 ($0.0) $0.0 $0.0 $0.0 Gain (Loss) on asset disposals $0.0 $0.0 $0.0 ($0.2) ($0.2) $0.0 ($0.1) $0.0 ($0.0) ($0.1) ($0.0) $0.0 $0.0 ($0.1) ($0.1) $0.0 $0.0 ($0.0) Changes in assets and liabilities $12.1 ($4.9) ($5.1) $6.3 $8.3 $3.4 ($6.0) ($1.6) $3.0 ($1.2) $3.3 ($7.3) $3.6 $20.5 $20.1 ($5.4) ($7.1) ($10.0) Maint. & Reg. Capital Expenditures ($1.3) ($1.1) ($1.3) ($1.8) ($5.1) ($0.8) ($1.0) ($0.8) ($3.9) ($6.5) ($3.3) ($3.9) ($3.5) ($2.7) ($11.8) ($0.7) ($0.9) ($0.7) Reimb rsement for Capital Expenditures $0.3 $0.2 $0.0 $0.4 $0.8 $0.0 $0.0 $0.0 $1.6 $1.6 $1.2 $1.4 $2.3 $0.0 $5.2 $0.2 $0.6 $0.7 Distributable Cash Flow $13.1 $12.8 $13.4 $13.3 $52.9 $17.0 $24.0 $17.7 $21.8 $80.3 $16.8 $21.1 $22.6 $18.9 $81.3 $20.4 $23.7 $19.1 Coverage (1) 1.39x 1.32x 1.35x 1.30x 1.35x 1.61x 2.02x 1.42x 1.67x 1.68x 1.23x 1.47x 1.50x 1.17x 1.37x 1.19x 1.31x 0.99x Total Distribution (1) $9.4 $9.7 $9.9 $10.2 $39.3 $10.5 $11.9 $12.4 $13.1 $47.9 $13.7 $14.4 $15.1 $16.1 $59.3 $17.1 $18.1 $19.3

Non GAAP Reconciliations of Potential Dropdown EBITDA (1) 27 (1) Based on projected range of potential future logistics assets that could be dropped to Delek Logistics from Delek US in the future. Amounts of EBITDA, net income and timing will vary, which will affect the potential future EBITDA and associated deprecation and interest at DKL. Actual amounts will be based on timing, performance of the assets, DKL’s growth plans and valuation multiples for such assets at the time of any transaction. Reconciliation of Forecasted Logistics Dropdown EBITDA to Forecasted Amounts under US GAAP Delek Logistics Partners LP ($ in millions) Forecasted Net Income Range 13.6$ 15.9$ Add: Depreciation and amortization expenses 33.6$ 39.2$ Add: Interest and financing costs, net 24.8$ 28.9$ Forecasted EBITDA Range 72.0$ 84.0$ Potential Dropdown Range

28 Investor Relations Contact: Assi Ginzburg Keith Johnson Executive Vice President, CFO Vice President of Investor Relations 615-435-1452 615-435-1366